UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 21, 2009

(Date of earliest event reported)

BIOPURE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15167	04-2836871
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11 Hurley Street, Cambridge, Massachusetts 02141

(Address of principal executive offices, including zip code)

(617) 234-6500

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On July 21, 2009 the United States Bankruptcy Court for the District of Massachusetts entered an Order (a) Approving Bid Procedures; (B) Authorizing and Scheduling an Auction; (C) Approving Payment of an Expense Reimbursement; (D) Establishing Procedures Relating to the Assumption and Assignment of Certain Executory Contracts and Unexpired Leases, Including Notice of Proposed Cure Amounts; (E) Approving the Form and Manner of Notices; and (F) Scheduling Sale Hearing (the “Order”). Pursuant to the Order, the court established August 13, 2009 at 4:00 p.m. as the bid deadline and the deadline to object to (i) the assumption and assignment of contracts and leases and (ii) the proposed sale. An auction has been scheduled for August 18, 2009 at 10:00 a.m. The sale hearing is scheduled for August 20, 2009 at 2:00 p.m. Further information and copies of the relevant documents may be obtained at www.craigmacauley.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BIOPURE CORPORATION

Date: July 24, 2009	By:	/s/ Zafiris G. Zafirelis
Zafiris G. Zafirelis
Chief Executive Officer